Exhibit 99.1

MAST THERAPEUTICS ANNOUNCES POSSIBLE ADJOURNMENT OF SPECIAL STOCKHOLDERS MEETING TO SOLICIT ADDITIONAL VOTES FOR MERGER WITH SAVARA

Over 95% of Votes Cast to Date are in Favor of the Merger, but More Votes Are Necessary to Achieve Quorum and Approval of All Required Proposals

SAN DIEGO – April 20, 2017 – Mast Therapeutics, Inc. (NYSE MKT: MSTX) today announced that its stockholders are voting overwhelmingly in favor of the merger with Savara, with the three required proposals – the merger, the reverse split, and the name change – all exceeding 90% approval based on votes cast to date.  However, a quorum for the Special Meeting of Stockholders scheduled for April 21, 2017 has yet to be obtained and the business of the meeting cannot be conducted if a quorum is not present.  To achieve a quorum for the special meeting, stockholders of more than 50% of the Company’s outstanding shares as of the record date are required to vote and, as of April 19th, approximately 44% of shares had voted. In the absence of a quorum or the necessary approvals of the proposals to be voted upon, Mast expects to adjourn the special meeting without conducting any business other than the adjournment to allow for the solicitation of additional votes. If adjourned, Mast expects to reconvene the special meeting on Thursday, April 27, 2017 at 9:00 a.m., local time, at the same location, 3611 Valley Centre Drive, Suite 500, San Diego, California 92130. Mast does not anticipate any change in the record date for stockholders entitled to vote at the special meeting.

“We appreciate that so many of Mast’s stockholders have voted overwhelmingly in favor of the merger with Savara. However, many of our 30,000 stockholders hold relatively small positions, so it is critical for the holders with smaller positions to vote and offset the impact of those who are unreachable or not participating in the process. As is customary for companies in this situation, we will likely need to adjourn the meeting to provide stockholders who have not yet voted additional time to do so,” stated Brian M. Culley, the Company’s Chief Executive Officer.

As previously announced, leading independent proxy advisory firms, Institutional Shareholder Services Inc. (ISS) and Glass, Lewis & Co., LLC (Glass Lewis) recommend that Mast stockholders vote “FOR” the merger and the related proposals.

If Mast adjourns the special meeting, it will continue to solicit proxies from its stockholders of record as of March 13, 2017, the record date for the meeting. Stockholders who have already voted do not need to recast their votes.

Mast stockholders should note that the merger proposal (Proposal 1), the reverse stock split proposal (Proposal 2) and the name change proposal (Proposal 3) must all be approved for the merger to be completed. If any of those proposals is not approved, the merger will not go forward. Failure to vote or an abstention from voting will have the same effect as a vote “AGAINST” the merger and related proposals. All stockholders are asked to vote “FOR” all proposals now.  If you previously voted against any of these proposals and would now like to change your vote, you can do so by contacting Advantage Proxy, Mast’s proxy solicitor.

How to Vote

If you are a Mast stockholder and you have questions or require assistance in submitting your proxy or voting your shares, please contact Mast’s proxy solicitor:

ADVANTAGE PROXY, INC.

Toll Free:  1-877-870-8565

Collect:  1-206-870-8565

Email:  ksmith@advantageproxy.com

In addition, Mast’s proxy solicitor may contact stockholders on behalf of the Company. If you are a Mast stockholder and you have not yet voted, please anticipate and answer these incoming calls and messages.

About Mast Therapeutics

Mast Therapeutics, Inc. is a publicly traded biopharmaceutical company headquartered in San Diego, California. Mast’s lead product candidate, AIR001, is a sodium nitrite solution for intermittent inhalation via nebulization in Phase 2 clinical development for the treatment of heart failure with preserved ejection fraction (HFpEF). More information can be found on Mast’s web site at www.masttherapeutics.com. Mast Therapeutics™ and the corporate logo are trademarks of Mast Therapeutics, Inc.

About Savara

Savara Inc. is a clinical-stage specialty pharmaceutical company focused on the development and commercialization of novel therapies for the treatment of serious or life-threatening rare respiratory diseases. Savara’s pipeline comprises AeroVanc, a Phase 3 ready inhaled vancomycin, and Molgradex, a Phase 2/3 stage inhaled granulocyte-macrophage colony-stimulating factor, or GM-CSF. Savara’s strategy involves expanding its pipeline of best-in-class products through indication expansion, strategic development partnerships and product acquisitions, with the goal of becoming a leading company in its field. Savara’s management team has significant experience in orphan drug development and pulmonary medicine, in identifying unmet needs, creating and acquiring new product candidates, and effectively advancing them to approvals and commercialization. More information can be found at www.savarapharma.com.

Additional Information about the Proposed Merger and Where to Find It

In connection with the proposed merger, Mast Therapeutics has filed relevant materials with the Securities and Exchange Commission, or the SEC, including a registration statement on Form S-4 that contains a proxy statement, prospectus and information statement. The registration statement was declared effective by the SEC on March 15, 2017. The proxy statement/prospectus/information statement and other relevant materials, and any other documents filed by Mast with the SEC, may be obtained free of charge at the SEC web site at www.sec.gov. In addition, investors and security holders may obtain free copies of the documents filed with the SEC by Mast by directing a written request to: Mast Therapeutics, Inc. 3611 Valley Centre Drive, Suite 500, San Diego, California 92130, Attn: Investor Relations. Investors and security holders of Mast and Savara are urged to read the proxy statement/prospectus/information statement and other relevant materials before making any voting or investment decision with respect to the proposed merger.

This communication shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities in connection with the proposed merger shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Participants in the Solicitation

Mast and its directors and executive officers and Savara and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of Mast and Savara in connection with the proposed transaction. Information regarding the special interests of these directors and executive officers in the proposed merger is included in the proxy statement/prospectus/information statement referred to above. Additional information regarding the directors and executive officers of Mast is also included in Mast’s Annual Report on Form 10-K for the year ended December 31, 2016, which was filed with the SEC on March 6, 2017. These documents are available free of charge at the SEC web site (www.sec.gov) and from Investor Relations at Mast at the address described above.

Forward Looking Statements

Mast cautions you that statements in this press release that are not a description of historical fact are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words referencing future events or circumstances such as "expect," "intend," "plan," "anticipate," "believe," and "will," among others. Such statements include, but are not limited to, statements regarding the structure, timing and completion of the proposed merger; expectations regarding adjournment and reconvening of the Mast special meeting of stockholders and stockholder approval of the meeting proposals; expectations regarding listing and trading of Mast’s common stock on the NYSE MKT and of the combined organization’s common stock on the Nasdaq Capital Market; the capitalization, resources, ownership structure of the combined organization; the nature, strategy and focus of the combined organization; the safety, efficacy and projected development timeline and commercial potential of any product candidates; the executive officer and board structure of the combined organization; and the expectations regarding voting by Mast stockholders. Mast and/or Savara may not actually achieve the proposed merger, or any plans or product development goals in a timely manner, if at all, or otherwise carry out the intentions or meet the expectations or projections disclosed in the forward-looking statements, and you should not place undue reliance on these forward-looking statements. Because such statements are subject to risks and uncertainties, actual results may differ materially from those expressed or implied by such forward-looking statements. These forward-looking statements are based upon current expectations and involve assumptions that may never materialize or may prove to be incorrect. Actual results and the timing of events could differ materially from those anticipated in such forward-looking statements as a result of various risks and uncertainties, which include, without limitation, risks and uncertainties associated with stockholder approval of and the ability to consummate the proposed merger through the process being conducted by Mast and Savara, the ability to project future cash utilization and reserves needed for contingent future liabilities and business operations, the availability of sufficient resources for combined company operations and to conduct or continue planned clinical development programs, the timing and ability of Mast or Savara to raise additional equity capital to fund continued operations; the ability to successfully develop any of Mast’s and/or Savara’s product candidates, and the risks associated with the process of developing, obtaining regulatory approval for and commercializing drug candidates that are safe and effective for use as human therapeutics. Risks and uncertainties facing Mast, Savara and the combined organization and risks related to the proposed merger are described more fully in the proxy statement/prospectus/information statement referred to above. You are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date on which they were made. Neither Mast nor Savara undertakes any obligation to update such statements to reflect events that occur or circumstances that exist after the date on which they were made, except as may be required by law.

Contact:

Ioana C. Hone (ir@mastthera.com)

858-552-0866 Ext. 303

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